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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

              Pursuant to Section 13 or 15(d) of the Securities and

                              Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 30, 1999

                             Helpmate Robotics Inc.
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             (Exact name of registrant as specified in its charter)

Connecticut                               1-14160                06-1110906
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(State or other jurisdiction       (Commission File Number)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)

      22 Shelter Rock Lane
      Danbury, Connecticut                                    06810
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (203) 798-8988
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 30, 1999, HelpMate Robotics Inc. (the "Company") completed the sale for cash (the "Sale") to Pyxis Corporation (the "Buyer") of substantially all of the Company's assets and the assumption by the Buyer of specified liabilities of the Company pursuant to the Asset Purchase Agreement between the Company and the Buyer dated as of October 14, 1999 (the "Agreement"). The Sale was approved by the Company's stockholders at the December 30, 1999 special meeting of stockholders. The terms of the Sale are more fully described in the Company's Defintive Proxy Statement for the Special Meeting which was filed with the Securities and Exchange Commission on December 17, 1999 (the "Proxy Statement"), which is incorporated herein by reference.

As is more fully set forth in the Proxy Statement under the heading "Distribution to the Company's Stockholders," the Company's Board of Directors voted to make a distribution to the Company's stockholders of record as of January 29, 2000 (the "Distribution Record Date") in the aggregate amount of $9,800,000 (the "Initial Distribution"). The Initial Distribution will be made to stockholders of record as of January 29, 2000 (the "Distribution Record Date") on February 15, 2000 or as soon as reasonably practicable thereafter. In the likely event that all the Special Options (as defined in the Proxy Statement) are exercised prior to the Distribution Record Date, the Per Share Distribution would be approximately $.58 per share. The net amount of the Per Share Distribution payable to stockholders who acquire Cashless Exercise Shares (as defined in the Proxy) upon the cashless exercise of the Special Options will range from $.25 to $.48 per Share.

STATEMENTS OTHER THAN HISTORIC INFORMATION IN THIS REPORT UNDER THE HEADING "ACQUISITION OR DISTRIBUTION OF ASSETS" AND IN THE PROXY STATEMENT UNDER THE HEADINGS "QUESTIONS AND ANSWERS ABOUT THE PROPOSED SALE," "RISK FACTORS," "THE SALE AGREEMENT - POST CLOSING ADJUSTMENTS; AND - UNLIMITED NATURE AND ESTIMATE OF CLOSING AND POST CLOSING ADJUSTMENTS," "DISTRIBUTIONS TO THE COMPANY'S STOCKHOLDERS," AND "BUSINESS OF THE COMPANY FOLLOWING THE PROPOSED SALE" CONSIST OF FORWARD-LOOKING STATEMENTS WITHIN THE MEAINING OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE MOST SIGNIFICANT OF THESE UNCERTAINTIES ARE DESCRIBED IN THE PROXY STATEMENT UNDER THE HEADINGS "RISK FACTORS," "THE SALE AGREEMENT - POST CLOSING ADJUSTMENTS, AND - UNLIMITED NATURE AND ESTIMATE OF CLOSING AND POST CLOSING ADJUSTMENTS," AND "DISTRIBUTIONS TO THE COMPANY'S STOCKHOLDERS." THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(2) In response to this item, the information contained in the Proxy Statement under the following headings is incorporated herein by reference:

          1.   "Pro Forma Selected Financial Data" appearing on page 30;
          2.   "Book Value Per Share" appearing on page 32;
          3. "Pro Forma Financial Data", including "HelpMate Robots Inc. Pro forma statement of operations for the year ended December 31, 1998"; "HelpMate Robots Inc. Pro forma


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               statement of operations for the nine months ended Sepember 31,
               1999"; and "HelpMate Robots Inc. Pro forma Balance Sheet as of September 31, 1999", appearing on pages 33 through 37.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned , thereunto duly authorized.

Helpmate Robotics Inc.
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(Registrant)


/s/ Joseph  F. Engelberger
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 Joseph F. Engelberger
Chairman and Chief Executive Officer




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